Robinhood Ventures Fund I Roadshow Kickoff: Tune In Live


Robinhood Ventures Fund I

Robinhood Ventures is entering its next chapter.

Join Robinhood Markets CEO Vlad Tenev, Robinhood Markets CFO Shiv Verma, and Robinhood Ventures Fund I (RVI) President Sarah Pinto on **Feb. 17 at 10 a.m. PT / 1 p.m. ET** for a livestreamed presentation to kick off the roadshow for Robinhood Ventures Fund I (RVI), a new closed-end fund from Robinhood Ventures.

While roadshow presentations are typically reserved for institutional investors, this will be livestreamed to all and will provide an overview of the Fund, its strategy, and what investors can expect. You can watch the livestream directly in the Robinhood app, X, and on YouTube. Those watching on YouTube will be able to submit questions and hear answers from the team.


But today's private companies
are staying private
for much longer.

Robinhood Ventures, which was first announced in September, was created around a simple idea: that access to the private companies shaping our future shouldn't be reserved for institutions or the wealthy. Robinhood Ventures Fund I (RVI) is designed to provide retail investors exposure to companies at the frontiers of their industries, while they are still private.

Mark your calendars and join us to learn more about Robinhood Ventures Fund I (RVI).

Disclosures:

A registration statement relating to common shares of beneficial interest of Robinhood Ventures Fund I ("RVI") has been filed with the Securities and Exchange Commission (the "SEC") but has not yet become effective. The information in the registration statement and this communication is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended.

The offering of common shares of beneficial interest of RVI will be made only by means of a prospectus forming part of the registration statement. You may get these documents for free by visiting the SEC website at www.sec.gov. Alternatively, copies of the prospectus, when available, may be obtained by contacting Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, New York 10282, telephone: 1-866-471-2526, or by emailing prospectus-ny@ny.email.gs.com; or from RVI by emailing corporate-legal-group@robinhood.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of RVI before investing. The prospectus, which will contain this and other information about RVI, should be read carefully before investing.

An investment in the Fund is speculative and involves a high degree of risk with substantial risk of loss.

Robinhood Ventures is the investment adviser for RVI. Robinhood Ventures is the dba name for Robinhood Ventures DE, LLC. Robinhood Ventures is an SEC-registered investment adviser and a wholly owned subsidiary of Robinhood Markets, Inc.

RVI is a newly organized, non‑diversified closed‑end fund investing in a concentrated portfolio of private "Frontier Companies." This investment strategy entails limited information, illiquidity, valuation uncertainty, and risk of loss; shares and the value of the Fund's Net Assets may be volatile and trade at a discount or premium, and exposures may be via illiquid private vehicles with capital calls and extra fees. The Fund may use leverage, has limited operating history, and does not anticipate that it will pay dividends on a quarterly basis or become a predictable distributor of dividends, all of which can reduce or delay returns. "Net Assets" means the total assets of the Fund minus the Fund's liabilities.

A "Frontier Company" means a private company that, in Robinhood Ventures' view, is a best-in-class, growing business operating at the cutting edge of its sector or industry.

Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No shareholder has the right to require the Fund to redeem his, her or its shares. While the Fund's shares are expected to be listed on an exchange, an active public market for the shares may not develop. As a result, shareholders may not be able to liquidate their investment. Accordingly, shareholders should consider that they may not have access to the funds they invest in the Fund for an indefinite period of time. There is no assurance that the private companies in which the Fund invests will ever have a liquidity event.

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